                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 12, 1996

                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of Registrant as specified in its charter)


                 DELAWARE                                 0-7422                     11-2234952
(State or other jurisdiction of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)


                                 80 ARKAY DRIVE
                            HAUPPAUGE, NEW YORK 11788
          (Address of principal executive offices, including zip code)

                                 (516) 434-4600
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 On January 9, 1996, the registrant, Standard Microsystems Corporation ("SMC"), together with SMC Enterprise Networks, Inc., a Delaware corporation and wholly-owned subsidiary of SMC (collectively, the "Sellers"), and Cabletron Systems, Inc., a Delaware corporation ("Cabletron") and Cabletron Systems Acquisition, Inc., a Delaware corporation ("Acquisition"), entered into an Asset Purchase Agreement (the "Agreement"). Under the terms of the Agreement, on January 12, 1996, Cabletron and Acquisition (collectively, the "Buyer") purchased substantially all of the assets (and assumed certain of the liabilities) of the Enterprise Networks business unit of the Sellers for $75,900,000 in cash. The Enterprise Networks business unit of Sellers designed, developed, manufactured and sold enterprise-wide switching products for computer networks. The purchase price is subject to adjustment based on certain changes that may be required upon audit of the final assets acquired and liabilities assumed by the Buyer at the closing date of the asset sale. The purchase price was determined by arms-length negotiations between Sellers and the Buyer. Under the terms of the Agreement, the Sellers have agreed to indemnify the Buyer against certain losses. As security for Sellers' indemnification obligations, $7,050,000 of the purchase price was placed in escrow to be used as a source from which certain indemnifiable losses may be paid by Sellers to Buyer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information.

         (1) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of November 30, 1995.

         (2) Unaudited Pro Forma Consolidated Condensed Statements of Income for the year ended February 28, 1995 and nine months ended November 30, 1995

(c)  Exhibits.  The exhibit identified below is made part of this report.

Exhibit No.               Description
-----------               -----------

     2 Asset Purchase Agreement, dated as of January 9, 1996, among Cabletron Systems, Inc., Cabletron Systems Acquisition, Inc., SMC Enterprise Networks, Inc., and Standard Microsystems Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STANDARD MICROSYSTEMS CORPORATION
                                                       (Registrant)

Date: January 26, 1996                     By:  /s/ Anthony M. D'Agostino
                                                --------------------------------
                                                Anthony M. D'Agostino
                                                Vice President Finance and
                                                Chief Financial Officer

ITEM 7 (b)   PRO FORMA FINANCIAL INFORMATION


DESCRIPTION OF TRANSACTION

In January 1996, Standard Microsystems Corporation and its wholly-owned subsidiary, SMC Enterprise Networks, Inc. (collectively, the "Company") sold substantially all of the net assets of the Company's Enterprise Networks business unit ("ENBU") to Cabletron Systems, Inc. and Cabletron Systems Acquisition, Inc. (collectively, "Cabletron") pursuant to an Asset Purchase Agreement between the Company and Cabletron. The Company's ENBU designs, develops, manufactures and sells enterprise-wide switching products for computer networks.

Under the terms of the agreement, Cabletron acquired specific assets and intellectual properties, and assumed certain liabilities, related to the ENBU in exchange for $75.9 million in cash, subject to certain purchase price adjustments as defined in the Asset Purchase Agreement.


FINANCIAL INFORMATION PRESENTED

The unaudited Pro Forma Consolidated Condensed Balance Sheet as of November 30, 1995 presents Standard Microsystems Corporation's consolidated financial position assuming the transaction had taken place on that date. The unaudited Pro Forma Consolidated Condensed Statements of Income for the year ended February 28, 1995 and nine months ended November 30, 1995 present Standard Microsystems Corporation's consolidated operating results (before extraordinary items) assuming the transaction had taken place at the beginning of each period presented.

The pro forma figures presented do not necessarily represent the actual results that would have occurred had the transaction taken place as assumed herein, nor are they necessarily indicative of future operating results or financial condition.

               STANDARD MICROSYSTEMS CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             AS OF NOVEMBER 30, 1995
                                 (IN THOUSANDS)

                                                                                        PRO FORMA
                                                   NOV. 30, 1995         BUSINESS      ADJUSTMENTS           NOV. 30, 1995
                                                       ACTUAL              SOLD        (SEE NOTES)             PRO FORMA
                                                   -----------------------------------------------           -------------
ASSETS

Current Assets
   Cash and cash equivalents                         $  12,594           $     -        $  68,850  (A)          $  81,444
   Accounts receivable                                  50,456            (3,774)               -                  46,682
   Inventories                                          50,151            (8,485)               -                  41,666
   Deferred tax benefits                                10,929                 -           (1,934) (C)              8,995
   Other current assets                                  5,889            (1,448)             254  (B)              4,695
                                                  -----------------------------------------------            ------------

      Total current assets                             130,019           (13,707)          67,170                 183,482
                                                  -----------------------------------------------            ------------

Property, plant and equipment                          136,571            (6,926)               -                 129,645
Accumulated depreciation and amortization               80,616            (2,798)               -                  77,818
                                                  -----------------------------------------------            ------------

                                                        55,955            (4,128)               -                  51,827
                                                  -----------------------------------------------            ------------

Intangible assets                                       19,663            (4,423)               -                  15,240
Long-term investment                                    13,990                 -                -                  13,990
Deferred tax benefits                                    2,904                 -             (920) (C)              1,984
Other assets                                             4,287                 -            7,050  (A)             11,337
                                                  -----------------------------------------------            ------------

                                                     $ 226,818         $ (22,258)       $  73,300               $ 277,860
                                                  ===============================================            ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
   Accounts payable                                  $  17,712         $  (1,846)       $       -               $  15,866
   Accrued expenses and other liabilities               17,739            (1,609)           5,734  (B)             21,864
   Income taxes payable                                    174                 -           17,793  (C)             17,967
                                                  -----------------------------------------------            ------------

      Total current liabilities                         35,625            (3,455)          23,527                  55,697
                                                  -----------------------------------------------            ------------

Long-term debt                                          18,000                 -                -                  18,000

Minority interest in subsidiary                         11,327                 -                -                  11,327

Shareholders' equity:
   Preferred stock                                           -                 -                -                       -
   common stock                                          1,342                 -                -                   1,342
   Additional paid-in capital                           79,467                 -                -                  79,467
   Retained earnings                                    73,813                 -           30,970  (D)            104,783
   Unrealized gain on investment, net                    1,929                 -                -                   1,929
   Foreign currency translation adjustment               5,315                 -                -                   5,315
                                                  -----------------------------------------------            ------------

      Total shareholders' equity                       161,866                 -           30,970                 192,836
                                                  -----------------------------------------------            ------------

                                                     $ 226,818         $  (3,455)       $  54,497               $ 277,860
                                                  ===============================================            ============

               STANDARD MICROSYSTEMS CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED FEBRUARY 28, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                        YEAR ENDED                           PRO FORMA            YEAR ENDED
                                                       FEB. 28, 1995         BUSINESS       ADJUSTMENTS          FEB. 28, 1995
                                                          ACTUAL               SOLD         (SEE NOTES)            PRO FORMA
                                                 ------------------------------------------------------      ------------------
Revenues                                                 $ 378,671         $ (22,113)          $     -               $ 356,558
Cost of goods sold                                         214,269           (11,336)                -                 202,933
                                                 ------------------------------------------------------      ------------------

Gross profit                                               164,402           (10,777)                -                 153,625

Operating expenses:
   Research and development                                 28,286            (7,604)                -                  20,682
   Selling, general and administrative                      90,005            (9,386)            1,296  (A)             81,915
   Amortization of intangible assets                         5,489            (1,083)                -                   4,406
                                                 ------------------------------------------------------      ------------------

                                                           123,780           (18,073)            1,296                 107,003

Income from operations                                      40,622             7,296            (1,296)                 46,622

Other income (expense), net                                    670                 -                 -                     670
                                                 ------------------------------------------------------      ------------------

Income before minority interest and
  provision for income taxes                                41,292             7,296            (1,296)                 47,292

Minority interest in net income
   of subsidiary                                               185                 -                 -                     185
                                                 ------------------------------------------------------      ------------------

Income before provision for income taxes                    41,107             7,296            (1,296)                 47,107

Provision for income taxes                                  15,940                 -             1,918  (B)             17,858
                                                 ------------------------------------------------------      ------------------

Income before extraordinary item                         $  25,167         $   7,296         $  (3,214) (C)          $  29,249
                                                 ======================================================      ==================


Income per share before extraordinary item               $    1.89                                                   $    2.20
                                                 ==================                                          ==================

Weighted average common and common
  equivalent shares outstanding                             13,305                                                      13,305
                                                 ==================                                          ==================

               STANDARD MICROSYSTEMS CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                   FOR THE NINE MONTHS ENDED NOVEMBER 30, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                      NINE MONTHS                                              NINE MONTHS
                                                         ENDED                            PRO FORMA                ENDED
                                                     NOV. 30, 1995        BUSINESS       ADJUSTMENTS           NOV. 30, 1995
                                                        ACTUAL              SOLD         (SEE NOTES)             PRO FORMA
                                               -----------------------------------------------------      ------------------
Revenues                                               $ 248,213         $ (13,708)         $     -               $ 234,505
Cost of goods sold                                       159,339           (11,210)               -                 148,129
                                               -----------------------------------------------------      ------------------

Gross profit                                              88,874            (2,498)               -                  86,376

Operating expenses:
   Research and development                               23,937            (7,616)               -                  16,321
   Selling, general and administrative                    79,659            (9,541)           1,306  (A)             71,424
   Amortization of intangible assets                       6,816              (812)               -                   6,004
                                               -----------------------------------------------------      ------------------

                                                         110,412           (17,969)           1,306                  93,749

Income (loss) from operations                            (21,538)           15,471           (1,306)                 (7,373)

Other income (expense), net                                 (620)                -                -                    (620)
                                               -----------------------------------------------------      ------------------

Income (loss) before minority interest and
  provision for income taxes                             (22,158)           15,471           (1,306)                 (7,993)

Minority interest in net income
   of subsidiary                                             153                 -                -                     153
                                               -----------------------------------------------------      ------------------

Income (loss) before provision
   for income taxes                                      (22,311)           15,471           (1,306)                 (8,146)

Provision for (benefit from) income taxes                 (7,508)                -            5,208  (B)             (2,300)
                                               -----------------------------------------------------      ------------------

Net income (loss)                                      $ (14,803)        $  15,471        $  (6,514)              $  (5,846)
                                               =====================================================      ==================


Net income (loss) per share                            $   (1.11)                                                 $   (0.44)
                                               ==================                                         ==================

Weighted average common and common
  equivalent shares outstanding                           13,325                                                     13,325
                                               ==================                                         ==================

               STANDARD MICROSYSTEMS CORPORATION AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

(A) Reflects the sale of substantially all of the assets of the ENBU to Cabletron Systems, Inc. for $75.9 million in cash, of which $7.1 million was placed in escrow pursuant to the Asset Purchase Agreement as security for the Company's indemnification obligations.

(B) Represents certain assets not conveyed ($254,000) and liabilities not assumed ($1,434,000) by Cabletron, as well as an accrual for approximately $4.3 million of expenses directly related to the transaction.

(C) Income taxes on the gain realized by the Company on the transaction have been accrued at a rate of 40%, which includes the statutory federal tax rate and state tax rates of those states impacted by this transaction. Of the resulting $20.6 million accrued for income taxes, $17.8 million is estimated to be currently payable, and $2.8 million is deferred.

(D) An after-tax gain of approximately $31.0 million on this transaction is presented within these assumptions.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(A) Represents various allocated selling, general and administrative expenses which would not have been eliminated had the transaction occurred as presented. These expenses include general marketing services, sales administration and certain field sales expenses.

(B) Income taxes have been provided at a rate of 39%, which approximates the effective combined federal and state statutory rate for the periods presented.

(C) The Company reported a $944,000 extraordinary loss (net of tax) on an early extinguishment of debt in fiscal 1995. This loss is excluded from these pro forma results for the year ended February 28, 1995.

                                  EXHIBIT INDEX

Exhibit Index             Description
-------------             -----------

        2                 Asset Purchase Agreement, dated as
                          of January 9, 1996, among Cabletron
                          Systems, Inc., Cabletron Systems
                          Acquisition, Inc., SMC Enterprise
                          Networks, Inc., and Standard Microsystems
                          Corporation.